Exhibit 10.2

EXECUTION VERSION

GUARANTEE AGREEMENT

Dated as of May 2, 2014

Among

MONTPELIER RE HOLDINGS LTD., and

the other GUARANTORS

Party Hereto

and

ROYAL BANK OF CANADA,

as Administrative Agent

i

GUARANTEE AGREEMENT

This GUARANTEE AGREEMENT (as amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, this “Agreement”) dated as of May 2, 2014 is entered into by and among MONTPELIER RE HOLDINGS LTD., a Bermuda exempted limited liability company (“Holdings”) and ROYAL BANK OF CANADA, as Administrative Agent.

WHEREAS, BLUE CAPITAL REINSURANCE HOLDINGS LTD., as borrower (in such capacity, the “Borrower”) is entering into the Credit Agreement described in Section 1 hereof, consisting on the date hereof of a revolving credit facility in an aggregate principal amount of $20,000,000;

WHEREAS, the Borrower intends to use the proceeds of the revolving credit facility (i) for working capital and general corporate purposes of the Borrower and (ii) to pay fees and expenses incurred in connection with this Agreement and the Transactions;

WHEREAS, the Guarantors (as defined below) are each willing to guarantee the  obligations of the Borrower as provided herein;

WHEREAS, the Lenders are not willing to enter into the Credit Agreement unless the obligations of the Borrower under the Credit Agreement are guaranteed as described above;

WHEREAS, the Guarantors will derive substantial direct and indirect benefits from the extensions of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend credit to the Borrower pursuant to the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Definitions.(a)      Terms Defined in Credit Agreement.  Capitalized terms defined in the Credit Agreement and not otherwise defined in subsection (b) of this Section have, as used herein, the respective meanings provided for in the Credit Agreement.

(b)           Additional Definitions.  The following additional capitalized terms, as used herein, have the following meanings:

“Administrative Agent” means Royal Bank of Canada, in its capacity as administrative agent under the Loan Documents, and its successors and assigns in such capacity.

“Agent-Related Persons” means the initial Administrative Agent and any successor Administrative Agent, in each case together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Aggregate Payments” has the meaning specified in Section 2(k).

“Borrower” has the meaning specified in the recitals hereto.

“Contributing Guarantors” has the meaning specified in Section 2(k).

“Credit Agreement” means the Credit Agreement dated as of May 2, 2014 among the Borrower, the Guarantors, the Lenders party thereto, Royal Bank of Canada, as Administrative Agent and the other agents and arrangers party thereto.

“Fair Share” has the meaning specified in Section 2(k).

“Fair Share Contribution Amount” has the meaning specified in Section 2(k).

“Funding Guarantor” has the meaning specified in Section 2(k).

“Guarantee” means, with respect to each Guarantor, its guarantee of the Obligations under Section 2 hereof or Section 1 of a Guarantee Agreement Supplement.

“Guarantee Agreement Supplement” means a Guarantee Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Administrative Agent for the purpose of adding a Person as a party hereto pursuant to Section 8.

“Guaranteed Parties” means the holders from time to time of the Obligations including the Administrative Agent and the Lenders.

“Guaranteed Party Requesting Notice” means, at any time, a Guaranteed Party that has, at least five (5) Business Days prior thereto, delivered to the Administrative Agent a written notice (i) stating that it holds one or more Obligations and wishes to receive copies of the notices referred to in Section 7(h) and (ii) setting forth its address, facsimile number and electronic mail address to which copies of such notices should be sent.

“Guarantor” means Holdings and each Person that, at any time after the date hereof, becomes a “Guarantor” pursuant to Section 8.

“Release Conditions” means the following conditions for releasing all the Guarantees:

(i)            all Revolving Commitments under the Credit Agreement shall have expired or been terminated; and

(ii)           all Obligations (other than unmatured, surviving contingent indemnification obligations not yet due and payable) shall have been paid in full.

“Voidable Transfer” has the meaning specified in Section 2(j).

(c)           Terms Generally.  The definitions of capitalized terms herein (including those incorporated by reference to another document) apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (v) the word “property” shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.              Guarantees by Guarantors.

(a)           Guarantees.  Subject to the provisions of Section 2(k), the Guarantors jointly and severally, unconditionally and irrevocably guarantee to the Administrative Agent for the benefit of the Guaranteed Parties the full and punctual payment and performance of each Obligation when due (whether at stated maturity, upon acceleration or otherwise).  If the Borrower fails to pay any Obligation punctually when due, the Guarantors jointly and severally shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement.

(b)           Guarantees Unconditional.  To the extent permitted by law, the obligations of each Guarantor under its Guarantee are unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by:

(i)            any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower, any other Guarantor or any other Person under any Loan Document, by operation of law or otherwise;

(ii)           any modification or amendment of or supplement to any Loan Document;

(iii)          any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower, any other Guarantor or any other Person under any Loan Document;

(iv)          any change in the corporate existence, structure or ownership of the Borrower, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Borrower, any other Guarantor or any other Person under any Loan Document;

(v)           the existence of any claim, set-off or other right whatsoever (in any case, whether based on contract, tort or any other theory) that such Guarantor may have at any time against the Borrower, any other Guarantor, any Guaranteed Party or any other Person, whether in connection with the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi)          any invalidity or unenforceability relating to or against the Borrower, any other Guarantor or any other Person for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment of any Obligation by the Borrower, any other Guarantor or any other Person;

(vii)         any manner of application of any collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations under the Loan Documents or any other assets of any Credit Party or its Subsidiaries;

(viii)        any failure of any Guaranteed Party to disclose to any Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any Credit Party now or hereafter known to such Guaranteed Party (each Guarantor waiving any duty on the part of the Guaranteed Parties to disclose such information); or

(ix)          other than satisfaction in full of the Release Conditions, any other act or omission to act or delay of any kind by the Borrower, any other Guarantor, any other party to any Loan Document, any Guaranteed Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (viii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

(c)           Release of Guarantees.  (i) Notwithstanding anything to the contrary set forth therein, all the Guarantees will be released when all the Release Conditions are satisfied.  If at any time any payment of an Obligation is rescinded or must be otherwise restored or returned, in whole or in part, upon the insolvency or receivership of the Borrower or otherwise, the Guarantees will be reinstated with respect thereto as though such payment, or part thereof, had been due but not made at such time.

(ii)           Notwithstanding anything to the contrary set forth therein, the Administrative Agent may release any Guarantee in accordance with the terms of the Credit Agreement and, with respect to any Guarantor that is a Subsidiary of Holdings or the Borrower, shall release such Guarantor upon the disposition by Holdings or the Borrower of all of the issued and outstanding Equity Interests in such Guarantor in a transaction not prohibited by the Credit Agreement.

(d)           Waiver by Guarantors.  Each Guarantor irrevocably waives acceptance hereof, presentment, diligence, marshaling, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other Guarantor or any other Person.  For the avoidance of doubt, each Guarantee will not be subject to any revocation, limitation, impairment, set-off, defense, counterclaim, discharge or termination for any reason other than full satisfaction of the Release Conditions as provided in clause (c)(i) above or a release effected in accordance with clause (c)(ii) above.

(e)           Subrogation.  A Guarantor that makes a payment with respect to an Obligation hereunder will be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that no Guarantor may enforce any payment by way of subrogation against the Borrower, or by reason of contribution against any other Guarantor of such Obligation, until all of the Release Conditions have been satisfied in full.  If any amount is paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full of the Obligations then due and payable, such amount shall be received and held in trust for the benefit of the Guaranteed Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations then due and payable in accordance with the terms of the Loan Documents.

(f)            Stay of Acceleration.  If acceleration of the time for payment of any Obligation by the Borrower is stayed by reason of the insolvency or receivership of the Borrower or otherwise, all Obligations otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent.

(g)           Right of Set-Off.  In addition to any rights and remedies of the Guaranteed Parties provided by applicable law, if any Obligation is not paid promptly when due (after the passage of any applicable cure period as set forth in the Loan Documents), each of the Guaranteed Parties and their respective Affiliates is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by each Guarantor, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Guaranteed Party or Affiliate or for the credit or the account of any Guarantor against the obligations of such Guarantor under its Guarantee, irrespective of whether or not such Guaranteed Party made any demand thereunder and although such obligations may be contingent or unmatured; provided that neither any Guaranteed Party nor any of its Affiliates will be entitled to exercise any such set off with respect to any trust or payroll account.  Each Guaranteed Party agrees to promptly notify the Borrower and the relevant Guarantor and the Administrative Agent after any such set off and application made by such Guaranteed Party; provided that the failure to give such notice will not affect the validity of such set off and application.

(h)           Continuing Guarantee.  Each Guarantee is a continuing guarantee, is binding on the relevant Guarantor and its successors and assigns, and will inure to the benefit of and be enforceable by the Administrative Agent or the Guaranteed Parties and their successors and permitted assigns under the Credit Agreement.  If all or part of any Guaranteed Party’s interest in any Obligation is assigned or otherwise transferred in accordance with the provisions of the Credit Agreement, the transferor’s rights under each Guarantee, to the extent applicable to the obligation so transferred, will automatically be transferred with such obligation.  Without limiting Section 2(c) no Guarantor will have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and each Lender in accordance with the Credit Agreement.

(i)            Limitation on Obligations of Guarantor.  Notwithstanding anything to the contrary herein, it is the intention of the parties hereto that the Guarantee of each Guarantor not constitute a fraudulent conveyance under applicable fraudulent conveyance provisions of the United States Bankruptcy Code or any comparable provision of applicable state law.  To effectuate that intention, the parties hereto hereby agree that the obligations of each Guarantor under its Guarantee are limited to the maximum amount that would not render such Guarantor’s obligations subject to avoidance under applicable fraudulent conveyance provisions of the United States Bankruptcy Code or any comparable provision of applicable state law.

(j)            Reinstatement.  If at any time payment of any of the Obligations or any portion thereof is rescinded, disgorged or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Guarantor or any substantial part of its property, or otherwise, or if any Guaranteed Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to the Guaranteed Party in full or partial satisfaction of any Obligation, because the payment or transfer or the incurrence of the obligation is so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively a “Voidable Transfer”), or because such Guaranteed Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer and as to all reasonable out-of-pocket costs, expenses and attorney’s fees of the Guaranteed Party related thereto, the liability of each Guarantor hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.

(k)           Contribution by Guarantors.  All Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guarantee.  Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a “Funding Guarantor”) under this Guarantee such that its Aggregate Payments exceed its Fair Share as of such date, such Funding Guarantor will be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date.  “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guarantee in respect of the obligations Guaranteed.  “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guarantee that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Contributing Guarantor for purposes of this Section 2(k), any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder will not be considered as assets or liabilities of such Contributing Guarantor.  “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guarantee (including in respect of this Section 2(k)), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 2(k).  The amounts payable as contributions hereunder will be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor.  The allocation among Contributing Guarantors of their obligations as set forth in this Section 2(k) will not be construed in any way to limit the liability of any Contributing Guarantor hereunder.  Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 2(k).

Section 3.              General Representations and Warranties.  Each Guarantor represents and warrants that:

(a)           Such Guarantor is duly organized, validly existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its incorporation or organization.

(b)           In executing and delivering this Agreement (including providing its Guarantee), each Guarantor has (i) without reliance on the Administrative Agent or any other Guaranteed Party or any information received from the Administrative Agent or any other Guaranteed Party and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated by the Loan Documents and Holdings, the Borrower and their respective Subsidiaries, the business, assets, operations, prospects and condition, financial or otherwise of Holdings, the Borrower and their respective Subsidiaries, and any circumstances which may bear upon such transactions or the obligations and risks undertaken herein with respect to the Obligations, (ii) adequate means to obtain from Holdings, the Borrower and their respective Subsidiaries on a continuing basis information concerning Holdings, the Borrower and such Subsidiaries, (iii) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents and (iv) not relied and will not rely upon any representations or warranties of the Administrative Agent or any other Guaranteed Party not embodied herein or any acts heretofore or hereafter taken by the Administrative Agent or any other Guaranteed Party (including any review by the Administrative Agent or any other Guaranteed Party of the affairs of Holdings, the Borrower or their respective Subsidiaries).

Section 4.              Further Assurances; General Covenants.  Each Guarantor covenants as follows:

(a)           Such Guarantor shall, at the Borrower’s expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action that from time to time may be necessary, or that the Administrative Agent may reasonably request, in addition to any regulatory filings with Governmental Authorities which are required under Requirements of Law to be made by the Administrative Agent and/or the Lenders, in order to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies with respect to any of the Obligations.

(b)           Such Guarantor shall furnish to the Administrative Agent prompt written notice of any change of its name, corporate structure or location.

Section 5.              Remedies upon Event of Default.  If an Event of Default occurs and is continuing, the Administrative Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) hereunder.

Section 6.              Fees and Expenses; Indemnification.

(a)           The Guarantors shall pay, or shall cause the Borrower to pay, to the Administrative Agent within ten (10) Business Days following written demand therefor:

(i)            the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and Attorney Costs, that the Administrative Agent may incur in connection with (x) the administration or enforcement of this Agreement or (y) the exercise by the Administrative Agent of any of its rights or powers under this Agreement; and

(ii)           the amount of any fees that the Borrower has agreed in writing to pay to the Administrative Agent and that has become due and payable in accordance with such written agreement.

(b)           If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in this Agreement, the Guarantors shall pay or shall cause the Borrower to pay such tax and provide any required tax stamps to the Administrative Agent or as otherwise required by law.

Section 7.              General Provisions Concerning the Administrative Agent.

(a)           Appointment and Authorization; “Administrative Agent.”  The Administrative Agent is hereby irrevocably appointed, designated and authorized to take such actions under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, together with such actions and powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary contained elsewhere herein, the Administrative Agent will not have any duties or responsibilities, except those expressly set forth herein, nor will the Administrative Agent have or be deemed to have any fiduciary relationship with any Guaranteed Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities will be read into this Agreement or otherwise exist against the Administrative Agent.  Without limiting the generality of the foregoing sentence, the use of the term “agent” herein with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b)           Delegation of Duties.  The Administrative Agent may execute any of its duties under this Agreement by or through agents, employees or attorneys-in-fact and will be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties.  The Administrative Agent will not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.  The exculpatory provisions of this Section and obligations with respect to reimbursement of fees and expenses and indemnification under Section 6 will apply to any such agent, employee or attorney-in-fact.

(c)           Liability of Administrative Agent.  No Agent-Related Person will (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein or required by applicable law) or (ii) be responsible in any manner to any Guaranteed Party for any recital, statement, representation or warranty made by any Guarantor, the Borrower or any Subsidiary or Affiliate thereof, or any officer thereof, contained herein or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or for any failure of any Guarantor, the Borrower or any Subsidiary or Affiliate thereof to perform its obligations hereunder or thereunder.  No Agent-Related Person will be under any obligation to any Guaranteed Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any Subsidiary or Affiliate thereof.

(d)           Reliance by Administrative Agent.  The Administrative Agent will be entitled to rely, and will be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower or any Subsidiary), independent accountants and other experts selected by the Administrative Agent.  The Administrative Agent will be fully justified in failing or refusing to take any action under this Agreement unless it first receives such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Guaranteed Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  The Administrative Agent will in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request or consent of the Required Lenders (or such other number of Lenders as may be expressly required hereby or by the Credit Agreement in any instance) and such request and any action taken or failure to act pursuant thereto will be binding on all the Guaranteed Parties.

(e)           Notice of Default.  The Administrative Agent will not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent has received written notice from a Guaranteed Party or the Borrower referring to the Credit Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent shall notify the Guaranteed Parties of its receipt of any such notice.  The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article 8 of the Credit Agreement; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but will not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it deems advisable or in the best interest of the Guaranteed Parties.

(f)            Administrative Agent in Individual Capacity.  Royal Bank of Canada and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower or any Guarantor or any of their Subsidiaries and their respective Affiliates as though Royal Bank of Canada were not the Administrative Agent hereunder and without notice to or consent of the Guaranteed Parties.  The Guaranteed Parties acknowledge that, pursuant to such activities, Royal Bank of Canada and its Affiliates may receive information regarding the Borrower or any Guarantor or their Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower, such Guarantor, such Subsidiary or such Affiliate) and acknowledge that the Administrative Agent will be under no obligation to provide such information to them.  With respect to its Revolving Loans and Revolving Commitments Royal Bank of Canada will have the same rights and powers under this Agreement as any other Guaranteed Party and may exercise such rights and powers as though it were not the Administrative Agent, and the terms “Guaranteed Party” and “Guaranteed Parties” include Royal Bank of Canada in its individual capacity.

(g)           Information as to Obligations and Actions by Guaranteed Parties.  For all purposes of this Agreement, including determining the amounts of the Obligations or whether any action has been taken under the Credit Agreement, the Administrative Agent will be entitled to rely on information from (i) its own records for information as to the Lenders, their Obligations and actions taken by them; (ii) any Guaranteed Party for information as to its Obligations and actions taken by it, to the extent that the Administrative Agent has not obtained such information from the foregoing sources; and (iii) the Borrower, to the extent that the Administrative Agent has not obtained information from the foregoing sources.

(h)           Within two (2) Business Days after it receives or sends any notice referred to in this subsection, the Administrative Agent shall send to each Guaranteed Party Requesting Notice, copies of any notice given by the Administrative Agent to any Guarantor, or received by it from any Guarantor, pursuant to Section 4(b).

(i)            The Administrative Agent may refuse to act on any notice, consent, direction or instruction from any Guaranteed Party or any agent, trustee or similar representative thereof that, in the Administrative Agent’s opinion, (i) is contrary to law or the provisions of this Agreement, (ii) may expose the Administrative Agent to liability (unless the Administrative Agent is indemnified, to its reasonable satisfaction, for such liability by the Guaranteed Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Guaranteed Parties not joining in such notice, consent, direction or instruction.

Section 8.              Additional Guarantors.  Any Person may become a party hereto by signing and delivering to the Administrative Agent a Guarantee Agreement Supplement, whereupon such Person will become a “Guarantor” as defined herein.

Section 9.              Notices.

(a)           Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission).  All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number (provided that any matter transmitted by any Guarantor by facsimile (1) shall be immediately confirmed by a telephone call to the recipient at the number specified below and (2) shall be followed promptly by delivery of a hard copy original thereof) or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)            if to Holdings or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 of the Credit Agreement or to such other address, facsimile number, electronic mail address or telephone number as will be designated by such party in a notice to the other parties;

(ii)           if to any Lender, to the Administrative Agent to be forwarded to such Lender at its address, facsimile number, electronic mail address or telephone number specified in its administrative questionnaire or to such other address, facsimile number, electronic mail address or telephone number as will be designated by such party in a notice to the Borrower and the Administrative Agent;

(iii)          if to any other Guarantor other than Holdings, to the address, facsimile number, electronic mail address or telephone number specified for such Person in its first Guarantee Supplement or to such other address, facsimile number, electronic mail address or telephone number as will be designated by such party in a notice to the other parties; and

(iv)          if to any Guaranteed Party Requesting Notice, to such address, facsimile number, electronic mail address or telephone number as such party will hereafter specify for the purpose by notice to the Administrative Agent.

All such notices and other communications will be deemed given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered.  In no event will a voicemail message be effective as a notice, communication or confirmation hereunder.

(b)           This Agreement may be transmitted and/or signed by facsimile or PDF delivered by electronic mail.  The effectiveness of any such documents and signatures will, subject to applicable law, have the same force and effect as signed originals and will be binding on the Borrower, all Guarantors, the Guaranteed Parties and the Administrative Agent.  The Administrative Agent may also require that any such documents and signatures be confirmed by a manually delivered original thereof; provided, that the failure to request or deliver the same will not limit the effectiveness of any facsimile or PDF document or signature.

(c)           Electronic mail and Internet and intranet websites may be used only to distribute routine communications and to distribute this Agreement for execution by the parties hereto and executed signature pages, and may not be used for any other purpose.

(d)           The Administrative Agent and the Lenders will be entitled to rely and act on any notices purportedly given by or on behalf of any Guarantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Guarantors shall jointly and severally indemnify each Agent-Related Person and each Guaranteed Party and each Related Party thereto from all losses, costs, out-of-pocket expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Guarantor; provided that such indemnity will not, as to any Person, be available to the extent that such losses, costs, out-of-pocket expenses or liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Person.  All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

Section 10.            No Implied Waivers; Remedies Not Exclusive.  No failure by the Administrative Agent or any Guaranteed Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under this Agreement will operate as a waiver thereof; nor will any single or partial exercise by the Administrative Agent or any Guaranteed Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy.  The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

Section 11.            Successors and Assigns.  This Agreement is for the benefit of the Administrative Agent and the Guaranteed Parties.  If all or any part of any Guaranteed Party’s interest in any Obligation is assigned or otherwise transferred, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred in accordance with the provisions of the Credit Agreement, will be automatically transferred with such obligation.  This Agreement is binding on the Guarantors and their respective successors and assigns.

Section 12.            Amendments and Waivers.  Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of such Lenders as are required to consent thereto under Section 10.01 of the Credit Agreement.

Section 13.            Choice of Law.  This Agreement is to be construed in accordance with and governed by the law of the State of New York.

Section 14.            Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND,

ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 15.            Severability.  If any provision of this Agreement is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of this Agreement will remain in full force and effect in such jurisdiction and (ii) the invalidity or unenforceability of such provision in such jurisdiction will not affect the validity or enforceability thereof in any other jurisdiction.

Section 16.            Judgment Currency.

(a)           This is an international loan transaction in which the specification of a particular currency (the “Specified Currency”) and place of payment (the “Specified Place”) is of the essence, and the obligation of each Guarantor under this Agreement to make payment to or for account of a Guaranteed Party in the Specified Currency will not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed or converted into any other currency or in another place except to the extent that such tender or recovery results in the effective receipt by such Guaranteed Party in the Specified Place of the full amount of the Specified Currency payable to such Guaranteed Party under this Agreement.

(b)           If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Judgment Currency”), the rate of exchange that will be applied will be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Specified Currency at the principal office of the Administrative Agent in the Specified Place with the Judgment Currency on the Business Day next preceding the day on which such judgment is rendered.  The obligation of each Guarantor in respect of any such sum due from it to the Administrative Agent or any Guaranteed Party (the “Entitled Person”) will, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the judgment currency such Entitled Person may in accordance with normal banking procedures purchase and transfer the Specified Currency to the Specified Place with the amount of the judgment currency so adjudged to be due; each Guarantor hereby, as a separate obligation and notwithstanding any such judgment, shall indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MONTPELIER RE HOLDINGS LTD.

By:
Name:
Title:

[Signature Page to Guarantee Agreement]

ROYAL BANK OF CANADA,
as Administrative Agent

By:
Name:
Title:

[Signature Page to Guarantee Agreement]

Exhibit A

GUARANTEE AGREEMENT SUPPLEMENT

This GUARANTEE AGREEMENT SUPPLEMENT dated as of                                is entered into by and   between [NAME OF GUARANTOR] (the “Guarantor”) and Royal Bank of Canada, as Administrative Agent.

WHEREAS, the Guarantors party thereto and Royal Bank of Canada, as Administrative Agent, are parties to a Guarantee Agreement dated as of May 2, 2014 (as amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) under which the Guarantors guarantee certain of the Obligations of the Borrower;

WHEREAS, [name of Guarantor] desires to become a party to the Guarantee Agreement as a Guarantor thereunder; and

WHEREAS, terms defined in the Guarantee Agreement (or whose definitions are incorporated by reference in Section 1 of the Guarantee Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Guarantee. The Guarantor unconditionally guarantees the full and punctual payment of each Obligation when due (whether at stated maturity, upon acceleration or otherwise).  The Guarantor acknowledges that, by signing this Guarantee Agreement Supplement and delivering it to the Administrative Agent, the Guarantor becomes a “Guarantor” for all purposes of the Guarantee Agreement and that its obligations thereunder are subject to all the provisions of the Guarantee Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.

2.             Party to Guarantee Agreement.  Upon delivering this Guarantee Agreement Supplement to the Administrative Agent, the Guarantor will become a party to the Guarantee Agreement and will thereafter have all the rights and obligations of a Guarantor thereunder and be bound by all the provisions thereof as fully as if the Guarantor were one of the original parties thereto.

3.             Address of  Guarantor.  The address, facsimile number, electronic mail address and telephone number of the Guarantor for purposes of Section 9 of the Guarantee Agreement are:

[address]

[facsimile number]

[e-mail address]

[telephone number]

4.             Representations and Warranties.  (a)  The Guarantor is a corporation(1) duly organized, validly existing and in good standing (to the extent such concept is applicable) under the laws of [jurisdiction of organization].

(b)           The execution and delivery of this Guarantee Agreement Supplement by the Guarantor and the performance by it of its obligations under the Guarantee Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official (except such as have been obtained on or prior to the date hereof) and do not contravene, or constitute a default under, any provision of applicable law or regulation (except to the extent that such contraventions or defaults, in the aggregate, could not reasonably be expected to have a Material Adverse Effect) or of its Organization Documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien on any of its assets.

(c)           The Guarantee Agreement as supplemented hereby constitutes a valid and binding agreement of the Guarantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.

(d)           Each of the representations and warranties set forth in the Guarantee Agreement is true as applied to the Guarantor.  For purposes of the foregoing sentence, references in said Sections to a “Guarantor” are deemed to refer to the Guarantor and references to the “Closing Date” are deemed to refer to the date on which the Guarantor signs and delivers this Guarantee Agreement Supplement.

5.             Governing Law.  This Guarantee Agreement Supplement is to be construed in accordance with and governed by the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

(1)  Modify as needed if not a corporation.

A-2

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

[NAME OF GUARANTOR]

By:
Name:
Title:

ROYAL BANK OF CANADA
as Administrative Agent

By:
Name:
Title:

A-3